UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2007

LifeVantage Corporation
 (Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 South Fiddler’s Green Circle, Suite 1970, Englewood, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 488-1711

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 12, 2007, LifeVantage Corporation issued a press release entitled “LifeVantage Corporation Announces Q4 and FY 2007 Financial and Operating Results.” The press release is attached as Exhibit 99.1 hereto.

Item 7.01 Regulation FD Disclosure

On October 12, 2007, LifeVantage Corporation issued a press release entitled “LifeVantage Corporation Announces Q4 and FY 2007 Financial and Operating Results.” The press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

99.1 Press release, dated October 12, 2007, entitled “LifeVantage Corporation Announces Q4 and FY 2007 Financial and Operating Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 12, 2007

LIFEVANTAGE CORPORATION

By: /s/ Bradford K. Amman
Bradford K. Amman
Secretary and Treasurer

EXHIBIT INDEX

99.1 Press release, dated October 12, 2007, entitled “LifeVantage Corporation Announces Q4 and FY 2007 Financial and Operating Results.”